Exhibit 99.1

Investor Presentation May 2010

Investment Highlights 2 Proven Investment Platform Experienced and disciplined management team Prudent, best in class, capital structure with no near term debt maturities or corporate debt Positioned for Internal Growth DRH portfolio concentrated in high growth, high barrier-to-entry markets Limited supply concerns Well maintained assets Focused on External Growth Optimal acquisition environment Strong brand and industry relationships

Hilton Minneapolis 3 Core institutional quality asset in a Top 20 MSA Anticipated close during July 2010 $155.5 million total investment 12.2x 2010E EBITDA 821 rooms Largest hotel in Minnesota 77,000 square feet of meeting space Most hotel meeting space in the CBD 5,000 square feet added in 2008 Strong growth prospects 2010 market RevPAR growth forecast of 4%(1) (1) Source: PKF Consulting/ PKF Hospitality Research Hotel Horizons June to August 2010 Edition

Allerton Hotel - Chicago 4 Off-market deal sourced through management relationship Acquired all notes of the senior mortgage loan secured by a unique institutional quality asset in a Top 5 MSA Located on the Magnificent Mile, in downtown Chicago DiamondRock is pursuing fee simple ownership of the asset via foreclosure Full repayment of the loan would generate proceeds of approximately $70.5 million $60.5 million - $8.5 million discount to par Acquisition equates to $137,000/key 443 Rooms 12,000 square feet of meeting space Renovated in 2008

5 DiamondRock Overview

Company Overview Premier capital allocators Disciplined management team focused on long-term shareholder returns Focused on maintaining a durable balance sheet Portfolio of premium branded, upper-upscale assets in key gateway cities and destination resorts Thoughtful asset management focused on operational efficiency 6

Experienced Management Team 7 Senior Management Relevant Experience Mark Brugger Chief Executive Officer A founder of DiamondRock Hospitality Over 15 years of real estate experience Extensive lodging and finance experience at Marriott John Williams President and Chief Operating Officer A founder of DiamondRock Hospitality Former head of Marriott North American Development Developed over 100,000 hotel rooms Sean Mahoney Chief Financial Officer Integral member of DiamondRock management since formation 15 years of professional services experience supporting all REIT classes Premier capital allocators Created a diversified portfolio of premium branded hotels concentrated in key gateway cities and destination resorts Avoided asset bubble pricing Actively reduced balance sheet liabilities to navigate economic downturn Demonstrated leadership within the industry by being first lodging REIT to raise equity in April 2009 Positioned balance sheet to have no maturities until 4Q 2014 Disciplined asset management Invested over $250 million in capital improvements during the last cycle Consistent market penetration over 100% Implemented cost containment initiatives

Pro Forma Portfolio Overview 8 DiamondRock's diversified portfolio consists of premium branded hotels concentrated in key gateway cities and destination resorts Market Concentration (% of EBITDA) Brand Concentration (% of EBITDA) Note: Market and Brand Concentrations based on forecast 2010 hotel adjusted EBITDA, pro forma to include the Hilton Minneapolis but does not reflect the Allerton Hotel senior debt acquisition

DiamondRock at a Glance Market Valuation at 05/21/10: Share Price: $9.61 Shares Outstanding: 133.1mm Market Capitalization: $1,278.9mm Net Debt: $603.9mm Enterprise Value: $1,882.8mm EV / 2010 EBITDA(2): 16.6x EV per Key: $196,412 9 Operating results are compared to same time last year results Per SNL First Call Consensus Estimate as of May 23, 2010 (2010E EBITDA of $113.2 mm) First Quarter 2010(1): # of Hotels: 20 # of Rooms: 9,586 Occupancy(: 65.5% (+1.8 percentage points) Average Daily Rate: $145.34 (-6.2%) RevPAR: $95.15 (-3.7%) Hotel EBITDA Margin Decline: 101bps

DiamondRock Share Performance 10 Total Return Since DRH IPO (May 26, 2005) Source: SNL Financial as of May 21, 2010 Lodging REIT Index includes DRH, AHT, HST, LHO, HPT, HT, FCH, SHO, BEE. Management's successful initiatives have been positively reflected in DiamondRock's stock performance relative to its lodging REIT peers

11 DiamondRock Balance Sheet

Durable Balance Sheet In 2009, the Company reduced net debt by 30%, paid down all corporate level debt, and enhanced its liquidity position. As a result, DiamondRock significantly strengthened its balance sheet. 12 No mortgage debt maturities until 4Q 2014(1) Chart does not reflect scheduled principal amortization of $6 million in 2010, $7 million in 2011, $8 million in 2012, $8.5 million in 2013, and future line of credit borrowings Metrics based on trailing four quarter actual results as of March 26, 2010 Calculated according to the methodology outlined in our existing corporate credit facility The Company expects to finalize a new $200 million unsecured line of credit with flexible financial covenants DiamondRock will continue to maintain a conservative balance sheet Leverage Statistics(2): Debt / Historical Cost: 36.1% Average Interest Rate: 5.9% Net Debt / EBITDA: 5.0x Average Maturity: 5.8 years Fixed Charge Coverage(3): 1.81x

DiamondRock Pro Forma Capital Structure - No Corporate Debt 13 Courtyard Midtown East (Oct. 2014) EBITDA: $6.6mm; Debt: $42.9mm at 8.81% Salt Lake City Marriott (Jan. 2015) EBITDA: $4.2mm; Debt: $32.7mm at 5.50% Los Angeles Airport Marriott (July 2015) EBITDA: $6.9mm; Debt: $82.6mm at 5.30% Worthington Renaissance (July 2015) EBITDA: $8.1mm; Debt: $56.9mm at 5.40% Frenchman's Reef Marriott (Aug. 2015) EBITDA: $10.1mm, Debt: $61.2mm at 5.44% Orlando Airport Marriott (Jan. 2016) EBITDA: $4.5mm; Debt: $59.0mm at 5.68% Chicago Marriott Downtown (April 2016) EBITDA: $16.9mm; Debt: $218.9mm at 5.975% Courtyard Fifth Avenue (June 2016) EBITDA: $3.6mm; Debt: $51.0mm at 6.48% Austin Renaissance (Dec. 2016) EBITDA: $8.3mm; Debt: $83.0mm at 5.507% Atlanta Waverly Renaissance (Dec. 2016) EBITDA: $7.0mm; Debt: $97.0mm at 5.503% Atlanta Alpharetta Marriott EBITDA: $3.3mm Atlanta North Westin EBITDA: $1.7mm Bethesda Marriott Suites EBITDA: $3.1mm Boston Westin Waterfront EBITDA: $17.4mm Conrad Chicago EBITDA: $5.3mm Griffin Gate Marriott EBITDA: $5.7mm Hilton Minneapolis EBITDA: $11.3mm Oak Brook Hills Marriott EBITDA: $2.4mm Sonoma Renaissance EBITDA: $1.9mm Torrance Marriott EBITDA: $4.4mm Vail Marriott EBITDA: $4.7mm Trailing 4 Quarter Hotel Adjusted EBITDA of $61.2m 10 Hotels 11 Hotels $785mm fixed rate non- recourse property specific mortgage debt(1) Trailing 4 Quarter Hotel Adjusted EBITDA of $76.2m Note: Debt balances and EBITDA figures are trailing four quarters as of March 26, 2010, pro forma to include the Hilton Minneapolis. (1) Frenchman's Reef's loan is non-recourse to the Company with the exception of a $2.5 million corporate guaranty of the completion of certain capital projects.

Expansion through Acquisitions 14 Execution Acquisition of senior mortgage loan secured by the Allerton Hotel in downtown Chicago Acquisition of the Hilton Minneapolis Relationships Marriott "first look" relationship - Facilitated 8 previous acquisitions Industry relationships - Facilitated 7 previous off-market acquisitions Disciplined acquisition profile Performing hotel assets Premium branded, upper-upscale assets located in key gateway cities, destination resorts, and convention center locations Distressed assets DRH is closely monitoring assets with upcoming debt maturities Deal flow is improving

Investment Highlights 15 Proven Investment Platform Experienced and disciplined management team Prudent, best in class, capital structure with no near term debt maturities or corporate debt Positioned for Internal Growth DRH portfolio concentrated in high growth, high barrier-to-entry markets Limited supply concerns Well maintained assets Focused on External Growth Optimal acquisition environment Strong brand and industry relationships

16 Appendix

Non-GAAP Financial Reconciliation 17 Fiscal Quarter Ended March 26, 2010 Fiscal Quarter Ended March 27, 2009 (in thousands) (in thousands) (in thousands) Net loss $ (8,346) $ (5,293) Interest expense 8,126 11,498 Income tax benefit (1,628) (5,978) Real estate related depreciation 18,907 18,717 EBITDA $ 17,059 $ 18,944 Fiscal Quarter Ended March 26, 2010 Fiscal Quarter Ended March 27, 2009 (in thousands) (in thousands) (in thousands) Net loss $ (8,346) $ (5,293) Real estate related depreciation 18,907 18,717 FFO $ 10,561 $ 13,424

Non-GAAP Financial Reconciliation - Hilton Minneapolis 18 Trailing 12 Month Ended February 28, 2010 (in thousands) Net Income $ 4,440 Interest expense 0 Income tax 320 Real estate related depreciation 6,550 EBITDA $ 11,310 Note: Reconciliation assumes DiamondRock's capital structure and, therefore, does not reflect interest expense. Fiscal Year Ended December 31, 2010 (in thousands) Net Income $ 5,903 Interest expense 0 Income tax 330 Real estate related depreciation 6,550 EBITDA $ 12,783

Safe Harbor Certain statements made during this presentation are forward- looking and are subject to risks and uncertainties. Many of these risks and uncertainties are discussed in the prospectus supplement and in the Company's filings with the Securities and Exchange Commission, all of which you should carefully review. The forward- looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. When we use the words "believe," "expect," "anticipate," "plan," "will," "intend" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. 19